SIERRA TACTICAL CORE INCOME FUND

Class A shares: SSIZX

Class C shares: SSICX

Investor Class: SSIIX

Instl Class: SSIRX

Class Y Shares: SSIYX

(a series of Northern Lights Fund Trust)

Supplement dated July 15, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 28, 2019

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective July 26, 2019, the purchase of Class Y shares of Sierra Tactical Core Income Fund (the “Fund”) will be suspended and existing Class Y shares will be converted into Instl Class shares. Accordingly, the Fund will no longer accept purchase orders from any investor for Class Y shares.

Instl Class shares of the Fund have a similar share class expense structure as Class Y shares as Instl Class shares do not charge a Rule 12b-1 Distribution and Shareholder Services fee and do not charge a front end sales load. As of the Fund’s most recently completed fiscal year ended September 30, 2018, the annual operating expense ratios for Class Y shares and Instl shares were 1.79% and 1.80%, respectively. Your exchange from Class Y shares to Instl Class shares will have no federal income tax consequences. Please refer to the Fund’s Prospectus for general information regarding Instl Class shares.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS A SHARES OF THE FUND ON OR PRIOR TO THE CONVERSION DATE WILL HAVE THEIR CLASS Y SHARES AUTOMATICALLY CONVERTED INTO INSTL CLASS AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-866-RETI-FND.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND.